1 FNB UNITED CORP. Keefe, Bruyette & Woods Community Bank Investor Conference New York City, NY July 29-30, 2008 Yes You Can ® Yes We Can ® Exhibit 99.1

Forward-Looking Statements
FNB United Corp. has made forward-looking statements in the
accompanying presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of FNB United Corp., and on the information available to management at the time the presentation materials were prepared. These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause FNB United Corp’s actual results to differ materially from the anticipated results or other expectations expressed in such forward-
looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the risk factors described in other documents that FNB United
Corp. files from time to time with the Securities and Exchange
Commission, including the Quarterly Reports on Form 10-Q, the Annual
Report on Form 10-K, and other required filings.

3 FNB UNITED – Presentation Contents • Why F U Who We Are Value Metrics • Financial Highlights • Management & Culture • Business Strategy • Questions NB NITED

4 Why FNB UNITED • Solid Franchise • Historical Solid Operating Performance • Committed to Improved Future Performance … An Attractive Value

Why FNB UNITED -
Value
1907, as First National Bank of
Asheboro
Founded:
115,000 +
43 Banking Offices
35 Communities in 17 N.C. Counties
Customers:
Locations:
$1.49 Billion Deposits:
$1.56 Billion Loans:
$2.06 Billion Assets:
Top-10 Ranked Financial Service Company
HQ’d in North Carolina

WINSTON SALEM
GREENSBORO
HIGH POINT
DURHAM
RALEIGH
ASHEVILLE
GREENVILLE
CHARLOTTE
FAYETTEVILLE
WILMINGTON
77
73
85
40
95
Central Region
Southern Region
Mid-Western Region
Western Region
Dover Headquarters
Company Headquarters

6 Yes You Can ® Yes We Can ® The Yes! Bank Franchise

FNB UNITED Acquisitions
28 $1,091 MM TOTAL OTHER
$25MM Dover Mortgage Company April 2003
Offices Assets BANKS
$680 MM
$151 MM
$134 MM
$126 MM
Integrity Financial Inc.
(Catawba Valley/First
Gaston/Northwestern Banks)
United Financial Inc.
(Alamance/Hillsborough Banks)
Rowan Bancorp.
(Rowan Savings Bank)
Carolina Fincorp. Inc
(Richmond Savings Bank)
17 May 2006
3 November 2005
3 August 2002
5 April 2000

Value - Investor Opportunity
Dividend Yield (%)
5.56
FNB United
Corp.*
3.48
SNL Banks
Peer Group**
Price / LTM EPS (X)
11.2
FNB United
Corp.*
13.2
SNL Banks
Peer Group**
2.20
NC Banks***
11.4
NC Banks***
*FNB United $7.20 as of 07/23/08
**SNL Data – Banks between $1 - $5 billion as of 07/18/08
***SNL Data – NC State Public Bank Median as of 07/11/08

Price / Book (%)
Price / Tangible Book (%)
*FNB United $7.20 as of 07/23/08
**SNL Data – Banks between $1 - $5 billion as of 07/18/08
***SNL Data – NC State Public Bank Median as of 07/11/08
38.0
FNB United
Corp.*
139.0
SNL Banks
Peer Group**
82.0
FNB United
Corp.*
186.0
SNL Banks
Peer Group**
94.0
NC Banks***
104.0
NC Banks***
Value - Investor Opportunity

10 Financial Highlights

11 $1,307 $1,446 $1,556 $1,421 $1,441 $1,486 2006 2007 Q2-2008 2006 2007 Q2-2008 Loan and Deposit Growth (In Millions) Loan Growth Deposit Growth (unaudited) (unaudited)

12 • No Sub-Prime Mortgages • No Alt-A Mortgages • No Non-Agency MBS/CMOs Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ® Asset Composition

Loan Portfolio Composition
June 30, 2008
9%
13%
25%
12%
9%
19%
3%
7%
3%
Commercial & Industrial
CRE - Income Property
Commercial Owner-Occupied
(including construction)
1-4 Owner-Occupied
(including construction)
1-4 Residential Rental
(including construction)
Development, Land, &
CRE Construction
Consumer & Ag. RE
HELOC
Other Consumer
Approximately 78% secured by real estate
Variable rate loans account for approximately 63% of the total portfolio
Loan Portfolio Mix

14 Portfolio Detail See Appendix For Additional Loan Portfolio Stratification

0.47%
1.12%*
0.68%
0.80%
2004
0.22%
1.25%*
0.64%
0.76%
2005
0.16%
1.22%
0.82%
0.85%
2006
0.27%
1.20%
1.13%
1.29%
2007
0.187%
Net Charge Offs
Average Loans (annualized)
1.20%
Loan Loss Reserve
Total Loans Held for
Investment
0.90%
NPA’s/Total Assets
0.80%
Nonperforming Loans
Total Loans Held for
Investment
Q2 2008
(unaudited)
Asset Quality
Asset Quality
*  Includes reserve for unfunded commitments
(See Appendix)

16 NPA's / Total Assets 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2004 2005 2006 2007 Q1-2008 unaudtd Q2-2008 unaudtd Asset Quality

Reserves v. Loss Experience
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2004 2005 2006 2007 Q1-2008
unaudtd
Q2-2008
unaudtd
Reserve for Loan Losses / Total Loans HFI
Net Charge Offs / Average Loans
Asset Quality

HELOC Quality Statistics
• Outstanding Balances
- $109,581,271
• Committed Lines -
- $234,297,700
• % Portfolio – 8.8%
• Secured by 1st Lien –
Lines             – 37.6%
Outstandings – 28.4%
• Lines exceeding 90%
Combined LTV - 1.6%
• Impaired and Non
Accrual - .14%
• Delinquent > 29 days
- .39%
• Trailing 4 quarters’
loss - .124%

19 Funding Mix FHLB/FFP 13% CD / IRA 47% NOW 10% IMM/SAV/Repo 21% DDA 9% Funding Portfolio June 30, 2008

Funding Highlights
•
CheckingONE
– rolled out September 2007
Debit Card Activity Requirement
Online Banking
eStatement
$34 million as of 06/30/2008 (38% new money)
Profitable since inception
• “Positive Power”
and “Money MarketONE”
Accounts
Above market rate through 09/30
$105,000,000 as of 06/30/2008  (61% new money)
• Brokered Deposits – only $12,000,000 as of
06/30/2008

Profitability
$12,187
$1,625
$12,361
$358
$2,463
$1,800
2006 2007 Q2-08 YTD
$1.25
$0.17
$1.09
$0.03
$0.21
$0.16
2006 2007 Q2-08 YTD
Operating Net Income Operating Earnings Per Share
(In Thousands)
(unaudited) (unaudited)
$13,812
$12,719
$4,263
$1.42
$1.12
$0.37
Reported Earnings
Goodwill Writedown

Profitability
4.20%
4.00%
3.54%
2006 2007 Q2-08 YTD
Net Interest Margin Operating Return
On Average Assets
0.77%
0.11%
0.66%
0.02%
0.25%
0.18%
2006 2007 Q2-08 YTD
(unaudited) (unaudited)
0.88%
0.68%
0.43%
Reported Earnings
Goodwill Writedown

23 Return On Equity 11.25% 14.36% 7.00% 14.75% 5.81% 12.99% 2.28% 4.90% 2005 2006 2007 YTD Q2-08 Return on Ave. Equity Return on Ave. Tangible Equity (unaudited)

Capital
• Well Capitalized
• Raised $15 million sub debt in second quarter 2008
• $10 million revolving credit facility in second
quarter 2008 - undrawn
• Reduced dividend in 2
nd
Quarter from $0.15 to
$0.10   (still greatly exceeds peer)
Impact on Capital – $2,300,000/year
Target payout – 25-30% of earnings

25 FNB United Culture

26 Our Culture • Performance and Team Oriented • Participative and Positive • Service • Education / Training • Accountable • Hardest Part of Merger Integration

Participative and Positive
Yes you can.
®
CommunityONE
is the Yes Bank.  It is plainly stated in our
Yes you can
®
— Yes we can
®
trademarks, and often repeated
in our customer service programs, company spirit campaigns
and marketing messages.  More than a motto, however, Yes
is
our promise to help you reach your financial goals and dreams.
This is what we do.  This is who we are.  For the past 100 years.
And for the next 100, too.  Because when you believe in the
power of Yes, anything is possible.
The power of positive banking.SM

28 Business Strategy – Earnings and Growth Opportunities

Core Strategies
• Manage/Improve Asset Quality
• Restore Historical Financial Performance
Stronger Pricing Models / Improve Mix
Grow Fee Income – Wealth Management,
Mortgage Banking
Expense Control – Staffing + Electronic
Transactions + New Project
• Profitable Franchise Growth
Increase Penetration of Current Markets
Targeted DeNovo Offices

Improving Financial Performance
Sales Initiatives – Minimize Funding Gap
• Core Deposit Focus
New CheckingONE
Deposit (NOW) Account
New Money Market Account
Enhance Corporate Cash Management
Increase Merchant Service Relationship
Promote Remote Capture
Continued Low Reliance on Brokered Deposits

Improving Financial Performance
Integration and Cost Savings Initiatives:
Improve profitability – streamline operation
Objective - $3.9 -5.5 MM of opportunities
To date staff reductions $960,000
annualized
In depth analysis in process
• Staffing – Corporate, Retail and Operations
• Non-interest income
• Vendor Management
• Improved Management Reporting

Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
June

32 Improving Financial Performance New eStatement Users 2007-2008 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000

Wealth Management
• Full suite of products and services offered
through experienced personnel.  Average of 22
years experience
• Technology used positively
Internet delivery of Investment Performance
Electronic Client Statements
24hr Account Access
24/7 Voice Response system for 401k participants as
well as on-line planning tools
• High Touch - Face to Face meetings
• Client Retention rate of 95% for the last 3 years

34 Wealth Management Revenues $0.00 $200,000.00 $400,000.00 $600,000.00 $800,000.00 $1,000,000.00 $1,200,000.00 $1,400,000.00 2004 2005 2006 2007 YTD 2008

35 Trust – Assets Managed $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 2004 2005 2006 2007 YTD 2008 Discretionary Non-Discretionary Employee Benefits Total

36 The “New” Dover Mortgage Now sub of bank New leadership New system & Operations New Markets Expanded Wholesale Reverse Mortgages

Company Growth Strategy
• Increase Penetration of Current Markets
Attractive New Markets & Customer Base
• De Novo Offices
Two Offices to open in 2008 (Greensboro-
Cornelius)
• Promote Wealth Management/Mortgage -
Fee Businesses in CommunityONE
Bank
• Increased Synergy With and Contribution From
Dover Mortgage

38 Summary

39 Summary – Why FNB UNITED • Growing Company in Good Markets • Proven Integrator - Fixer • Focused on Credit Quality and Performance Improvement … equals … Compelling Investment Opportunity

40 Questions?

Contact Information
Michael C. Miller
Chairman, President & CEO
Mike.Miller@MyYesBank.com
Mark A. Severson
Chief Financial Officer
Mark.Severson@MyYesBank.com
FNB United Corp.
CommunityONE
Bank, N.A.
150 S. Fayetteville Street
PO Box 1328
Asheboro, NC  27204
336.626.8300
Yes You Can
®
Yes We Can
®

Appendix I
Historical Asset Quality Measurements
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2003 2004 2005 2006 2007 Q1-2008
unaudtd
Q2-2008
unaudtd
% of Capital
(Bars)
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
120.00%
140.00%
160.00%
180.00%
% of Porfolio
(Lines)
Nonperforming Loans / Total Loans HFI Reserve for Loan Losses / Total Loans HFI Net Charge Offs / Average Loans
OREO & Repossessed Assets / Total Assets Reserve for Loan Losses / NPL's

Portfolio Composition
June 30, 2008
9%
13%
22%
3%
10%
2%
6%
3%
3%
11%
5%
3%
7%
3%
C&I CRE - N/O CRE O/O Construction, Commercial, O/O
1-4 Residential 1st Mortgage, O/O Construction, 1-4, O/O 1-4 Residential 1st Mortgage, N/O Construction, 1-4, N/O
Construction, Commmercial, N/O RE Development Commercial, Land Only Other RE, Consumer & Ag
HELOC Other, non RE
Appendix II

Real Estate Portfolio Segment
Strata
Balances
(000's)
Strata / Portfolio
Composition Industry Segment
Segment
Balance
(000's)
Strata
Composition
Segment /
Portfolio
Composition
Commercial, Owner Occupied 270,732      19.4%
Hotels 26,143     9.7% 1.9%
Commercial Construction 14,442     5.3% 1.0%
Other Real Estate Activities 14,007     5.2% 1.0%
Residential Construction 13,286     4.9% 1.0%
Mini-warehouses & Self Storage 12,603     4.7% 0.9%
Management Companies 10,798     4.0% 0.8%
All Others 179,453   66.3% 12.9%
Commercial Income Properties, Non-Owner Occupied 239,472      17.2%
Commercial Lessors 107,046   44.7% 7.7%
Residential Lessors 32,363     13.5% 2.3%
Residential Construction 29,535     12.3% 2.1%
Commercial Construction 10,277     4.3% 0.7%
Nursing Care Facilities 6,583       2.7% 0.5%
Land Subdivision 6,540       2.7% 0.5%
RE Property Managers 5,759       2.4% 0.4%
Other Real Estate Activities 3,860       1.6% 0.3%
Mini-warehouses & Self Storage 2,314       1.0% 0.2%
All Others 35,195     14.7% 2.5%
1-4 Residential, Owner-Occupied 160,664      11.5%
1-4 Residential, Non-Owner Occupied 92,597        6.6%
Construction, 1-4 Residential, Non-Owner Occupied 98,412        7.1%
Construction, 1-4 Residential, Owner-Occupied 35,061        2.5%
Commercial Construction, Non-Owner Occupied 39,784        2.9%
Commercial Lessors 10,208     25.7% 0.7%
Limited-Service Restaurants 9,137       23.0% 0.7%
Residential Construction 8,362       21.0% 0.6%
Commercial Construction 7,443       18.7% 0.5%
Residential Lessors 2,976       7.5% 0.2%
Multifamily 892          2.2% 0.1%
RE Property Managers 766          1.9% 0.1%
Appendix III

Real Estate Portfolio Segment
Strata
Balances
(000's)
Strata / Portfolio
Composition Industry Segment
Segment
Balance
(000's)
Strata
Composition
Segment /
Portfolio
Composition
Commercial Construction, Owner Occupied 13,934           1.0%
Mini-warehouses & Self Storage 5,772       41.4% 0.4%
Industrial Building Construction 3,332       23.9% 0.2%
Hotels 2,692       19.3% 0.2%
All Others 2,138       15.3% 0.2%
Land Development 165,252         11.8%
Residential Subdivision 135,720   82.1% 9.7%
Commercial Land Development 13,416     8.1% 1.0%
All Others 16,116     9.8% 1.2%
Land Only, Commercial 83,419           6.0%
Residential Developers 13,514     16.2% 1.0%
Commercial Lessors 11,531     13.8% 0.8%
Residential Builders 11,430     13.7% 0.8%
Commercial Builders 7,133       8.6% 0.5%
Residential Lessors 4,644       5.6% 0.3%
All Others 35,167     42.2% 2.5%
HELOC 107,205         7.7%
Consumer (not HELOC) 18,835           1.3%
Other Commercial 40,568           2.9%
Fire Protection 5,579       13.8% 0.4%
Churches 25,253     62.2% 1.8%
All Others 9,736       24.0% 0.7%
Farmland 29,885           2.1%
Total Real Estate-Secured Loan Portfolio 1,395,820
Appendix III